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                   SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549



                             FORM 8-K



                           CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



                           SEPTEMBER 16, 1999
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              Date of Report (date of earliest event reported)



                           SUMMIT DESIGN, INC.
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            (Exact name of Registrant as specified in its charter)



         DELAWARE                      000-20923                 93-1137888
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)





                             9305 S.W. GEMINI DRIVE
                             BEAVERTON, OREGON 97008
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                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



            Registrant's telephone number, including area code: (503) 643-9281




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           (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

     On September 16, 1999, Summit Design, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)     Exhibits.

                        99.1  Press Release dated September 16, 1999


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Summit Design, Inc.


Dated: September 21, 1999                       By: /s/ C. Albert Koob
                                                   ---------------------------
                                                    C. Albert Koob
                                                    Chief Financial Officer


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                                  INDEX TO EXHIBITS


Exhibit
NUMBER               DESCRIPTION OF DOCUMENT

 99.1                Press Release dated September 16, 1999